Exhibit 99.1

Azenta Life Sciences Reports Preliminary Results of Second Quarter of Fiscal 2022, Ended March 31, 2022

Robust customer demand bolstered by operational execution drives strong second quarter results

CHELMSFORD, Mass., May 9, 2022 (PR Newswire) -- Azenta, Inc. (Nasdaq: AZTA) today reported preliminary financial results for the second quarter ended March 31, 2022.

Summary of Preliminary Results

On February 1, 2022, the Company completed the sale of its Semiconductor Automation business. The related gain on the sale and the results of the Semiconductor Automation business are treated as discontinued operations and reflected in total diluted EPS. Due to the complexities of the financial carve-out of the business from the Company’s financial results, the Company expects it will require additional time to finalize its financial statements and intends to file a Form 12b-25 with the Securities and Exchange Commission in order to extend the due date of its quarterly report on Form 10-Q for the quarter ended March 31, 2022 for five days, as permitted by Rule 12b-25 under the Securities Exchange Act. As a result, the financial results presented herein are preliminary.

	Quarter Ended
Dollars in millions, except per share data	March 31,	December 31,	March 31,	Change
	2022	2021	2021	Prior Qtr.	Prior Yr.
Revenue from Continuing Operations	$146	$140	$130	4%	12%
Life Sciences Products	$54	$50	$52	7%	2%
Life Sciences Services	$92	$90	$77	2%	19%

Diluted EPS Continuing Operations	$(0.02)	$0.04	$(0.10)	(163)%	75%
Diluted EPS Total	$28.15	$0.58	$0.32	NM	NM %

Non-GAAP Diluted EPS Continuing Operations	$0.12	$0.12	$0.14	(2)%	(15)%
Adjusted EBITDA Continuing Operations	$19	$20	$24	(2)%	(18)%

Management Comments

“We delivered another strong quarter with healthy demand across the portfolio,” stated Steve Schwartz, President and CEO. “Even as we faced COVID headwinds in certain regions, the team did a remarkable job to mitigate the impact to the business. We continued to enhance our commercial positioning as Azenta and see a long runway ahead driven by our unique value proposition in strong and fast-growing end markets.”

Summary of Preliminary Q2 GAAP Results

●	Revenue from continuing operations for the second quarter was $146 million, up 12% year over year and up 4% sequentially. Year-over-year organic growth was 12%.
●	Revenue from Life Sciences Products grew 2% year over year driven by continued strength in automated cryogenic freezers partially offset by lower consumables and instruments revenue, which saw the peak of estimated COVID-related revenue in the second quarter of fiscal year 2021. On a sequential basis, revenue was up 7% driven by growth in automated stores and non-COVID related consumables and instruments revenue.
●	Life Sciences Services revenue was up 19% year over year, with 21% growth in Sample Repository Solutions driven by growth in storage and 18% growth in Genomics Services. On a sequential basis, revenue was up 2% with expansion in both businesses.
●	Operating loss for the second quarter was $5 million. Gross margin was 48.7% and operating expense of $76 million included approximately $6 million of professional fees in support of M&A initiatives primarily related to the sale.
●	Diluted EPS from continuing operations was ($0.02) per share. Total diluted EPS of $28.15 includes $28.18 of diluted EPS from discontinued operations.

Summary of Preliminary Q2 Non-GAAP Earnings for Continuing Operations
The Continuing Operations view shown on a non-GAAP basis provides additional performance information by excluding the impact of M&A costs, amortization, restructuring, purchase price accounting, certain tax impacts, and special charges or gains, such as impairment losses.

●	As referenced above, revenue in the second quarter was $146 million, up 12% year over year, with 2% growth in Life Sciences Products and 19% growth in Life Science Services.
●	Gross margin of 49.6% was lower by 90 basis points year over year and up 30 basis points sequentially. The gross margin of the Products business was 49.5%, up 310 basis points year over year and up 360 basis points sequentially. The gross margin of the Services business was 49.6%, lower by 360 basis points year over year and down 150 basis points sequentially. Operating income was $10 million and operating margin was 6.7%, down 350 basis points year over year and down 210 basis points sequentially. Operating expense in the quarter was $62 million, up $6 million compared to Q1 2022 and up $10 million year over year. The increases include investments in R&D, sales, and G&A to support growth. Adjusted EBITDA, which excludes stock-based compensation, was $19 million and Adjusted EBITDA margin was 13.3%, down 90 basis points from the first quarter of 2022 and down 500 basis points year over year.
●	Diluted EPS for the second quarter was $0.12, flat compared to the first quarter and down $0.02 versus one year ago.

Cash and Liquidity

●	The Company completed the sale of its Semiconductor Automation business on February 1, 2022 to Thomas H. Lee Partners for a cash price of $3.0 billion, subject to final working capital and other adjustments. Net cash proceeds from the divestiture are expected to be approximately $2.5 billion excluding estimated taxes payable and other items, such as closing costs. Upon closure of the sale on February 1, 2022, the Company utilized approximately $50 million of proceeds to extinguish all outstanding debt. The Company also terminated its revolving line of credit, which had no borrowings outstanding.
●	The Company ended the second fiscal quarter of 2022 with a total balance of cash, cash equivalents, restricted cash and marketable securities of $3.0 billion. The company has pending taxes due of approximately $450 million related to the gain on the sale, the majority of which is expected to be paid in the fiscal third quarter.

Guidance for Continuing Operations for Third Quarter Fiscal 2022

The Company announced revenue and earnings guidance for continuing operations for the third quarter of fiscal 2022. Revenue is expected to be in the range of $140 million to $150 million and non-GAAP diluted earnings per share for the third fiscal quarter is expected to be in the range of $0.09 to $0.17. GAAP diluted earnings per share from continuing operations is expected to be in the range of ($0.03) to $0.05.

Conference Call and Webcast

Azenta management will webcast its second quarter earnings conference call today at 4:30 p.m. Eastern Time. During the call, Company management will respond to questions concerning, but not limited to, the Company's financial performance, business conditions and industry outlook. Management's responses could contain information that has not been previously disclosed.

The call will be broadcast live over the Internet and, together with presentation materials referenced on the call, will be hosted at the Investor Relations section of Azenta's website at https://investors.azenta.com/events, and will be archived online on this website for convenient on-demand replay. In addition, you may call 800-926-6194 (US & Canada only) or +1-212-231-2922 for international callers to listen to the live webcast.

Regulation G – Use of Non-GAAP financial Measures

The Company supplements its GAAP financial measures with certain non-GAAP financial measures to provide investors a better perspective on the results of business operations, which the Company believes is more comparable to the similar analyses provided by its peers. These measures are not presented in accordance with, nor are they a substitute for, U.S. generally accepted accounting principles, or GAAP. These measures should always be considered in conjunction with appropriate GAAP measures. A reconciliation of non-GAAP measures to the most nearly comparable GAAP measures is included at the end of this release following the consolidated balance sheets, statements of operations and statements of cash flows.

“Safe Harbor Statement” under Section 21E of the Securities Exchange Act of 1934

Some statements in this release are forward-looking statements made under Section 21E of the Securities Exchange Act of 1934. These statements are neither promises nor guarantees but involve risks and uncertainties, both known and unknown, that could cause Azenta’s financial and business results to differ materially from our expectations. They are based on the facts known to management at the time they are made. Also, as noted above, the results included in this release are preliminary. In the course of finalizing its quarterly closing and reporting processes and the completing its financial statements for the quarter ended March 31, 2022, the Company may identify items that would require the Company to make adjustments, some of which could be material, to the preliminary financial results set forth in this release. Other forward-looking statements include but are not limited to statements about our revenue and earnings expectations, our ability to increase our profitability, our ability to improve or retain our market position, our ability to deliver financial success in the future, and our ability to invest the cash proceeds from the sale of our semiconductor automation business. Factors that could cause results to differ from our expectations include the following: the impact of the COVID-19 global pandemic on the markets we serve, including our supply chain, and on the global economy generally, the volatility of the life sciences industries the Company serves; our possible inability to meet demand for our products due to difficulties in obtaining components and materials from our suppliers in required quantities and of required quality; the inability of customers to make payments to us when due; the timing and effectiveness of cost reduction and cost control measures; price competition; disputes concerning intellectual property; uncertainties in global political and economic conditions, and other factors and other risks, including those that we have described in our filings with the Securities and Exchange Commission, including but not limited to our Annual Report on Form 10-K, current reports on Form 8-K and our quarterly reports on Form 10-Q. As a result, we can provide no assurance that our future results will not be materially different from those projected. Azenta expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in our expectations or any change in events, conditions, or circumstances on which any such statement is based. Azenta undertakes no obligation to update the information contained in this press release.

About Azenta Life Sciences

Azenta, Inc. (Nasdaq: AZTA) is a leading provider of life sciences solutions worldwide, enabling impactful breakthroughs and therapies to market faster. Azenta provides a full suite of reliable cold-chain sample management solutions and genomic services across areas such as drug development, clinical research and advanced cell therapies for the industry's top pharmaceutical, biotech, academic and healthcare institutions globally. As of December 1st, the company changed its name and ticker to Azenta, Inc. (Nasdaq: AZTA) from Brooks Automation, Inc, (Nasdaq: BRKS).

Azenta is headquartered in Chelmsford, MA, with operations in North America, Europe and Asia. For more information, please visit www.azenta.com.

AZENTA INVESTOR CONTACTS:

Sara Silverman

Director of Investor Relations

Azenta Life Sciences

978.262.2635

sara.silverman@azenta.com

Sherry Dinsmore

Azenta Life Sciences

978.262.4301

sherry.dinsmore@azenta.com

AZENTA, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	March 31,		March 31,
	2022	2021	2022	2021
Revenue
Products	$49,449	$46,233	$95,318	$87,695
Services	96,095	83,302	189,878	159,982
Total revenue	145,544	129,535	285,196	247,677
Cost of revenue
Products	24,952	22,787	49,475	45,580
Services	49,766	48,848	97,852	86,862
Total cost of revenue	74,719	71,635	147,327	132,442
Gross profit	70,825	57,900	137,869	115,235
Operating expenses
Research and development	6,896	5,236	13,381	10,324
Selling, general and administrative	68,515	61,892	129,226	113,823
Restructuring charges	122	92	296	53
Total operating expenses	75,533	67,220	142,902	124,200
Operating loss	(4,708)	(9,320)	(5,033)	(8,965)
Interest income	3,076	18	3,111	94
Interest expense	(1,555)	(452)	(2,010)	(1,008)
Loss on extinguishment of debt	(632)	—	(632)	—
Other income (expenses), net	(1,170)	108	(2,248)	1,389
Loss before income taxes	(4,989)	(9,646)	(6,812)	(8,490)
Income tax benefit	(3,173)	(2,310)	(7,853)	(3,860)
(Loss) income from continuing operations	(1,816)	(7,336)	1,041	(4,630)
Income from discontinued operations, net of tax	2,117,685	31,084	2,158,147	54,406
Net income	$2,115,869	$23,748	$2,159,188	$49,776
Basic net income per share:
(Loss) income from continuing operations	$(0.02)	$(0.10)	$0.01	$(0.06)
Income from discontinued operations, net of tax	28.25	0.42	28.84	0.73
Basic net income per share	$28.23	$0.32	$28.86	$0.67
Diluted net income per share:
(Loss) income from continuing operations	$(0.02)	$(0.10)	$0.01	$(0.06)
Income from discontinued operations, net of tax	28.18	0.42	28.72	0.73
Diluted net income per share	$28.15	$0.32	$28.73	$0.67

Weighted average shares outstanding used in computing net income per share:
Basic	74,958	74,265	74,823	74,142
Diluted	75,157	74,414	75,145	74,367

AZENTA, INC.

CONSOLIDATED BALANCE SHEETS

(unaudited)

(In thousands, except share and per share data)

	March 31,	September 30,
	2022	2021

Assets
Current assets
Cash and cash equivalents	$1,936,291	$227,427
Marketable securities	816,512	81
Accounts receivable, net	137,578	119,877
Inventories	77,752	60,398
Prepaid expenses and other current assets	74,961	58,198
Current assets held for sale	—	311,385
Total current assets	3,043,094	777,366
Property, plant and equipment, net	150,426	130,719
Long-term marketable securities	260,219	3,598
Long-term deferred tax assets	2,278	10,043
Goodwill	467,746	469,356
Intangible assets, net	170,507	186,534
Other assets	65,239	58,068
Non-current assets held for sale	—	183,828
Total assets	$4,159,509	$1,819,512
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$35,868	$42,360
Deferred revenue	30,701	25,724
Accrued warranty and retrofit costs	2,492	2,330
Accrued compensation and benefits	41,707	33,183
Accrued restructuring costs	183	304
Accrued income taxes payable	430,650	8,711
Deferred tax liabilities	2,676	—
Accrued expenses and other current liabilities	71,691	103,537
Current liabilities held for sale	—	128,939
Total current liabilities	615,968	345,088
Long-term debt	—	49,677
Long-term tax reserves	2,023	1,973
Long-term deferred tax liabilities	18,429	13,030
Long-term pension liabilities	720	705
Long-term operating lease liabilities	48,698	45,088
Other long-term liabilities	4,790	6,173
Non-current liabilities held for sale	—	32,444
Total liabilities	690,628	494,178
Commitments and contingencies
Stockholders' Equity
Preferred stock, $0.01 par value - 1,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $0.01 par value - 125,000,000 shares authorized, 88,445,490 shares issued and 74,983,621 shares outstanding at March 31, 2022, 87,808,922 shares issued and 74,347,053 shares outstanding at September 30, 2021	885	878
Additional paid-in capital	1,970,128	1,976,112
Accumulated other comprehensive income	17,645	19,351
Treasury stock at cost - 13,461,869 shares	(200,956)	(200,956)
Accumulated earnings (deficit)	1,681,179	(470,051)
Total stockholders' equity	3,468,881	1,325,334
Total liabilities and stockholders' equity	$4,159,509	$1,819,512

Notes on Non-GAAP Financial Measures

Non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Management adjusts the GAAP results for the impact of amortization of intangible assets, restructuring charges, purchase price accounting adjustments and charges related to M&A to provide investors better perspective on the results of operations which the Company believes is more comparable to the similar analysis provided by its peers.  Management also excludes special charges and gains, such as impairment losses, gains and losses from the sale of assets, certain tax benefits and charges, as well as other gains and charges that are not representative of the normal operations of the business. Management strongly encourages investors to review our financial statements and publicly filed reports in their entirety and not rely on any single measure.

	Quarter Ended
	March 31, 2022		December 31, 2021		March 31, 2021
		per diluted		per diluted		per diluted
Dollars in thousands, except per share data	$	share	$	share	$	share
Net (loss) income from continuing operations	$(1,816)	$(0.02)	$2,858	$0.04	$(7,336)	$(0.10)
Adjustments:
Amortization of intangible assets	7,887	0.10	8,046	0.11	9,377	0.13
Restructuring charges	122	0.00	173	0.00	92	0.00
Tariff adjustment	(486)	—		—	5,497	0.07
Merger and acquisition costs	5,589	0.07	3,719	0.05	7,517	0.10
Rebranding and transformation costs	1,297	0.02	619	0.01	—	—
Loss on extinguishment of debt	632	0.01	—	—	—	—
Tax adjustments (1)	(900)	(0.01)	(4,240)	(0.06)	(2,264)	(0.03)
Tax effect of adjustments	(3,580)	(0.05)	(2,265)	(0.03)	(2,672)	(0.04)
Non-GAAP adjusted net income from continuing operations	$8,745	$0.12	$8,910	$0.12	$10,211	$0.14
Stock based compensation, pre-tax	5,549	0.07	3,458	0.05	5,734	0.08
Tax rate	15%	—	15%	—	15%	—
Stock-based compensation, net of tax	4,717	0.06	2,939	0.04	4,874	0.07
Non-GAAP adjusted net income excluding stock-based compensation - continuing operations	$13,461	$0.18	$11,850	$0.16	$15,085	$0.20

Shares used in computing non-GAAP diluted net income per share	—	75,157	—	74,866	—	74,367

	Six Months Ended
	March 31, 2022		March 31, 2021
		per diluted		per diluted
Dollars in thousands, except per share data	$	share	$	share
Net income (loss) from continuing operations	$1,041	$0.01	$(4,630)	$(0.06)
Adjustments:
Amortization of intangible assets	15,933	0.21	18,287	0.25
Tariff adjustment	(486)	(0.01)	5,497	0.07
Merger and acquisition costs	9,308	0.12	9,708	0.13
Restructuring related charges	296	0.00	53	0.00
Rebranding and transformation costs	1,916	0.03	—	—
Loss on extinguishment of debt	632	0.01	—	—
Tax adjustments (1)	(4,760)	(0.06)	(863)	(0.01)
Tax effect of adjustments	(6,225)	(0.08)	(8,548)	(0.11)
Non-GAAP adjusted net income from continuing operations	$17,655	$0.23	$19,504	$0.26
Stock-based compensation, pre-tax	9,007	0.12	10,569	0.14
Tax rate	15%	—	15%	—
Stock-based compensation, net of tax	7,656	$0.10	8,984	0.12
Non-GAAP adjusted net income excluding stock-based compensation - continuing operations	$25,311	$0.34	$28,488	$0.38

Shares used in computing non-GAAP diluted net income per share	—	75,145	—	74,367

(1) Tax adjustments during all periods include adjustments to tax benefits related to stock compensation windfalls. These benefits are recognized in the period of vesting for US GAAP but included in the annual effective tax rate for Non-GAAP reporting.   Tax adjustments for the quarter and six months ended March 31, 2022, include a $2.5M increase to expense related to the exclusion of allocations between continuing operations and discontinued operations.  This amount is partially offset by the windfall adjustment and the exclusion of a $0.6M charge for the impact of a state tax rate change related to the separation.

	Quarter Ended			Six Months Ended
	March 31,	December 31,	March 31,	March 31,	March 31,
Dollars in thousands	2022	2021	2021	2022	2021
GAAP net income	$2,115,869	$43,320	$23,748	$2,159,188	$49,776
Adjustments:
Less: Income from discontinued operations	(2,117,685)	(40,462)	(31,084)	(2,158,147)	(54,406)
Less: Interest income	(3,076)	(35)	(18)	(3,111)	(94)
Add: Interest expense	1,555	455	452	2,010	1,008
Add: Income tax benefit	(3,173)	(4,680)	(2,310)	(7,853)	(3,860)
Add: Depreciation	5,316	5,208	4,743	10,524	9,560
Add: Amortization of completed technology	1,840	1,773	2,021	3,613	4,026
Add: Amortization of customer relationships and acquired intangible assets	6,047	6,272	7,356	12,319	14,261
Loss on extinguishment of debt	632			632
Earnings before interest, taxes, depreciation and amortization	$7,325	$11,851	$4,908	$19,175	$20,271

	Quarter Ended			Six Months Ended
	March 31,	December 31,	March 31,	March 31,	March 31,
Dollars in thousands	2022	2021	2021	2022	2021
Earnings before interest, taxes, depreciation and amortization	$7,325	$11,851	$4,908	$19,175	$20,271
Adjustments:
Add: Stock-based compensation	5,549	3,458	5,734	9,007	10,569
Add: Restructuring charges	122	173	92	296	53
Add: Merger and acquisition costs	5,589	3,719	7,517	9,308	9,708
Add: Tariff adjustment	(486)	—	5,497	(486)	5,497
Rebranding and transformation costs	1,297	619	—	1,916	—
Adjusted earnings before interest, taxes, depreciation and amortization - Continuing operations	$19,396	$19,820	$23,748	$39,216	$46,098

	Quarter Ended
Dollars in thousands	March 31, 2022		December 31, 2021		March 31, 2021
GAAP gross profit	$70,825	48.7%	$67,044	48.0%	$57,900	44.7%
Adjustments:
Amortization of completed technology	1,840	1.3	1,773	1.3	2,021	1.6
Tariff adjustment	(486)	(0.3)	—	—	5,497	4.2
Non-GAAP adjusted gross profit	$72,179	49.6%	$68,817	49.3%	$65,418	50.5%

	Life Sciences Products						Life Sciences Services
	Quarter Ended						Quarter Ended
Dollars in thousands	March 31, 2022		December 31, 2021		March 31, 2021		March 31, 2022		December 31, 2021		March 31, 2021
GAAP gross profit	$26,290	49.0%	$22,690	45.5%	$24,051	45.9%	$44,535	48.4%	$44,354	49.4%	$33,849	43.9%
Adjustments:
Amortization of completed technology	267	0.5	203	0.4	280	0.5	1,572	1.7	1,570	1.7	1,741	2.3
Tariff adjustment	—	—	—	—	—	—	(486)	(0.5)	—	—	5,497	7.1
Non-GAAP adjusted gross profit	$26,557	49.5%	$22,894	45.9%	$24,331	46.5%	$45,621	49.6%	$45,924	51.2%	$41,087	53.2%

	Six Months Ended
Dollars in thousands	March 31, 2022		March 31, 2021
GAAP gross profit	$137,869	48.3%	$115,235	46.5%
Adjustments:
Amortization of completed technology	3,613	1.3	4,026	1.6
Tariff adjustment	(486)	(0.2)	5,497	2.2
Non-GAAP adjusted gross profit	$140,996	49.4%	$124,758	50.4%

	Life Sciences Products				Life Sciences Services
	Six Months Ended				Six Months Ended
Dollars in thousands	March 31, 2022		March 31, 2021		March 31, 2022		March 31, 2021
GAAP gross profit	$48,980	47.3%	$44,576	45.5%	$88,902	48.9%	$70,659	47.2%
Adjustments:
Amortization of completed technology	471	0.5	553	0.6	3,142	1.7	3,473	2.3
Tariff adjustment	—	—	—	—	(486)	(0.3)	5,497	3.7
Non-GAAP adjusted gross profit	$49,451	47.8%	$45,129	46.1%	$91,558	50.4%	$79,629	53.2%

	Life Sciences Products			Life Sciences Services
	Quarter Ended			Quarter Ended
	March 31,	December 31,	March 31,	March 31,	December 31,	March 31,
Dollars in thousands	2022	2021	2021	2022	2021	2021
GAAP operating profit (loss)	$5,021	$4,187	$6,968	$3,770	$6,314	$(1,624)
Adjustments:
Amortization of completed technology	267	203	280	1,572	1,570	1,741
Tariff adjustment	—	—	—	(486)	—	5,497
Non-GAAP adjusted operating profit	$5,288	$4,390	$7,248	$4,856	$7,884	$5,614

	Total Segments			Corporate			Total
	Quarter Ended			Quarter Ended			Quarter Ended
	March 31,	December 31,	March 31,	March 31,	December 31,	March 31,	March 31,	December 31,	March 31,
Dollars in thousands	2022	2021	2021	2022	2021	2021	2022	2021	2021
GAAP operating profit (loss)	$8,791	$10,501	$5,344	$(13,499)	$(10,826)	$(14,664)	$(4,708)	$(325)	$(9,320)
Adjustments:
Amortization of completed technology	1,840	1,773	2,021	—	—	—	1,840	1,773	2,021
Amortization of customer relationships and acquired intangible assets	—	—	—	6,047	6,272	7,356	6,047	6,272	7,356
Restructuring charges	—	—	—	122	173	92	122	173	92
Tariff adjustment	(486)	—	5,497	—	—	—	(486)	—	5,497
Rebranding and transformation costs	—	—	—	1,297	619	—	1,297	619	—
Merger and acquisition costs	—	—	—	5,589	3,719	7,517	5,589	3,719	7,517
Non-GAAP adjusted operating profit (loss)	$10,145	$12,274	$12,862	$(444)	$(43)	$301	$9,701	$12,231	$13,162

	Life Sciences Products		Life Sciences Services
	Six Months Ended		Six Months Ended
Dollars in thousands	March 31,	March 31,	March 31,	March 31,
	2022	2021	2022	2021
GAAP operating profit	$9,208	$10,878	$10,084	$3,572
Adjustments:
Amortization of completed technology	471	553	3,142	3,473
Tariff adjustment	—	—	(486)	5,497
Non-GAAP adjusted operating profit	$9,679	$11,431	$12,740	$12,542

	Total Segments		Corporate		Total
	Six Months Ended		Six Months Ended		Six Months Ended
Dollars in thousands	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2022	2021	2022	2021	2022	2021
GAAP operating profit (loss)	$19,292	$14,450	$(24,325)	$(23,415)	$(5,033)	$(8,965)
Adjustments:
Amortization of completed technology	3,613	4,026	—	—	3,613	4,026
Amortization of customer relationships and acquired intangible assets	—	—	12,319	14,261	12,319	14,261
Restructuring charges	—	—	296	53	296	53
Tariff adjustment	(486)	5,497	—	—	(486)	5,497
Rebranding and transformation costs	—		1,916		1,916	—
Merger and acquisition costs	—	—	9,308	9,708	9,308	9,708
Non-GAAP adjusted operating profit (loss)	$22,419	$23,973	$(486)	$607	$21,933	$24,580